Exhibit 99.1

EngageSmart Announces Third Quarter 2021 Results

Revenue up 42% on Continued SMB and Enterprise Growth;

SMB up 64% Fueled by Paid Subscriptions

Braintree, Mass - November 10, 2021 - EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, today reported financial results for the third quarter ended September 30, 2021.

“We delivered record results in the third quarter as we executed on our mission of simplifying customer and client engagement. We had rock-solid performance with 42% year-over-year total revenue growth,” said Bob Bennett, EngageSmart CEO.

“We founded EngageSmart because activities like paying bills, going paperless, and scheduling appointments shouldn't be that hard,” continued Bennett. “We set out to create easy-to-use digital self-service software that simplifies customer and client interactions. Our growth in customer count and revenue is an indication of the strong market reception for our vision. Customers are increasingly adopting our vertically tailored customer engagement software and integrated payments capabilities to simplify engagement with their clients by driving digital adoption and self-service.”

Third Quarter 2021 Financial and Business Performance

•
Total Revenue increased 42% to $55.5 million compared to $39.0 million in the third quarter of 2020.
•
SMB Revenue increased 64% to $28.2 million compared to $17.3 million in the third quarter of 2020.
•
Enterprise Revenue increased 25% to $27.3 million compared to $21.8 million in the third quarter of 2020.
•
Gross Profit was $41.3 million compared to $29.5 million in the third quarter of 2020. Adjusted Gross Profit was $43.0 million, representing 77.5% Adjusted Gross Profit Margin compared to $31.3 million, or 79.8% Adjusted Gross Profit Margin, for the third quarter of 2020.1
•
Net Loss was $8.3 million in the third quarter of 2021, compared to $0.5 million in the third quarter of 2020.
•
Adjusted EBITDA was $8.7 million, representing 15.6% Adjusted EBITDA Margin, compared to $8.9 million, or 22.8% Adjusted EBITDA Margin, for the third quarter of 2020.1
•
Cash and Cash Equivalents were $253.8 million as of September 30, 2021, compared to $29.4 million as of December 31, 2020.

____________________

1Reconciliations of GAAP to non-GAAP financial measures, including Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted EBITDA, and Adjusted EBITDA Margin, as well as definitions for the non-GAAP financial measures included in this press release and the reasons for their use, are presented below.

•
EngageSmart completed its initial public offering.
•
Total customer count increased by 40% to 77.4 thousand compared to 55.4 thousand in the third quarter of 2020.
•
Total transactions processed increased 40% to 28.6 million compared to 20.5 million in the third quarter of 2020.

“Continued demand by wellness professionals drove more than 60 percent year-over-year revenue growth in our SMB segment for end-to-end practice management software and payments,” said Cassandra Hudson, Chief Financial Officer. “Clinicians prefer our market-leading SimplePractice business software for scheduling appointments, documenting cases, deploying telehealth, enhancing billing, and managing billing and insurance claims, all within one integrated solution.

“The Enterprise segment delivered more than 25 percent year-over-year growth as we continue to capitalize on consumer preferences to engage and transact with easy-to-use digital self-service solutions,” continued Hudson. “Organizations are increasingly turning to our vertically tailored SaaS solutions: InvoiceCloud, DonorDrive, and HealthPay24 to drive digital adoption. Our fully integrated approach to paperless billing, autopay, virtual fundraising, revenue cycle management, and digital banking services such as PayPal and Venmo are building our monthly recurring revenue at a healthy pace."

Financial Outlook

FY21
Guidance
Revenue (in millions)	$211.5 - $213.5
Revenue growth	44% - 46%
Adjusted EBITDA (in millions)	$28.5 - $30.0
Adjusted EBITDA Margin	13.5% - 14.1%

A reconciliation of Adjusted EBITDA guidance to net loss on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest expense, net, benefit for income taxes, depreciation, amortization of intangible assets, transaction-related expenses, fair value adjustment of acquired deferred revenue, stock-based compensation, and restructuring charges, all of which are adjustments to Adjusted EBITDA.

Webcast and Conference Call Information

EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, will report third quarter 2021 financial results after the close of the market on Wednesday, November 10, 2021. Management will host a conference call to discuss the results at 5:00 p.m. ET.

The conference call will be webcast live on EngageSmart’s investor relations website at https://investors.engagesmart.com/events-and-presentations/events./. A replay will be available on the investor relations website for 90 days following the call. For investors and analysts wishing to participate in the call, the dial-in numbers are (844) 200-6205 for domestic callers and (929) 526-1599 for international callers. The conference call access code is 867326.

Employee Early Lock-Up Expiration Date

In connection with our IPO, all of our executive officers and directors, and substantially all of the holders of our outstanding common stock and securities convertible into or exchangeable for our common stock entered into lock-up agreements with the underwriters of the IPO, pursuant to which they are restricted from selling or transferring their EngageSmart securities. The Company reminds its investors that, effective November 15, 2021, non-executive current and former employees of the Company will no longer be subject to the restrictions of the lock-up agreements with respect to 20% of their vested EngageSmart securities, subject to compliance with applicable securities laws. The Company estimates that, based on the number of shares of the Company’s common stock outstanding as of October 1, 2021, approximately 1,535,649 shares of common stock, including options currently exercisable for shares of common stock, will become eligible for sale in the public market at the open of trading on November 15, 2021.

About EngageSmart

EngageSmart is a leading provider of vertically tailored customer engagement software and integrated payments solutions. At EngageSmart, our mission is to simplify customer and client engagement to allow our customers to focus resources on initiatives that improve their businesses and better serve their communities. Headquartered in Braintree, Massachusetts, EngageSmart offers single instance, multi-tenant, true Software-as-a-Service (“SaaS”) vertical solutions, including SimplePractice, InvoiceCloud, HealthPay24 and DonorDrive, that are designed to simplify our customers’ engagement with their clients by driving digital adoption and self-service. EngageSmart serves more than 74,000 customers in the SMB Solutions segment and more than 3,000 customers in the Enterprise Solutions segment across five core verticals: Health & Wellness, Government, Utilities, Financial Services, and Giving. For more information, visit https://engagesmart.com and follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the full year 2021 and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Non-GAAP Financial Measures

This press release includes certain key performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit and Adjusted Gross Margin, as well as key business metrics, including Total Transactions Processed.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin are not measurements of our financial performance under GAAP and should not be considered as an alternative to net loss, gross profit or any other performance measure derived in accordance with GAAP.

We define Adjusted EBITDA as net loss excluding interest expense, net; benefit for income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, fair value adjustment of acquired deferred revenue, stock/equity-based compensation, and restructuring charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Adjusted Gross Profit as gross profit as adjusted for fair value adjustment of acquired deferred revenue, amortization, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue.

“Transactions Processed” refers to the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a useful key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time.

We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin in the same manner. We present Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin because we consider these metrics to be an important supplemental measures of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations.

Management uses Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin as a measurement of operating performance because it assists us in comparing the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations; for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Margin have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net loss, gross profit, or other financial statement data presented in our consolidated financial statements as indicators of financial performance.

Investor Relations:

David Calusdian
Sharon Merrill Associates, Inc.
ESMT@investorrelations.com

Press:

Nicole Bestard
nicole@qh-pr.com
646-627-3644

EngageSmart, Inc.

Condensed Consolidated Statement of Operations (unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$55,493	$39,026	$154,664	$101,560
Cost of revenue	14,237	9,507	39,735	26,387
Gross profit	41,256	29,519	114,929	75,173
Operating expenses:
General and administrative	15,287	5,726	31,990	18,053
Selling and marketing	19,096	11,947	51,224	34,868
Research and development	9,132	5,284	23,947	15,065
Contingent consideration net expense	1,157	—	1,370	—
Restructuring charges	(330)	2,434	(241)	2,434
Amortization of intangible assets	2,362	2,362	7,086	7,028
Total operating expenses	46,704	27,753	115,376	77,448
(Loss) income from operations	(5,448)	1,766	(447)	(2,275)
Other income (expense), net:
Interest expense, including related party interest	(3,487)	(2,390)	(8,087)	(7,503)
Other (expense) income, net	(28)	(30)	(107)	2
Total other income (expense), net	(3,515)	(2,420)	(8,194)	(7,501)
Loss before income taxes	(8,963)	(654)	(8,641)	(9,776)
Benefit for income taxes	(671)	(185)	(623)	(2,918)
Net loss	$(8,292)	$(469)	$(8,018)	$(6,858)
Net loss per share:
Basic	$(0.06)	$(0.00)	$(0.05)	$(0.05)
Diluted	$(0.06)	$(0.00)	$(0.05)	$(0.05)
Weighted-average number of common shares outstanding:
Basic	149,031,242	145,900,628	148,200,589	145,155,933
Diluted	149,031,242	145,900,628	148,200,589	145,155,933

EngageSmart, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except share amounts)

	September 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$253,824	$29,350
Accounts receivable, net of allowance for doubtful accounts of $233 and $160 as of September 30, 2021 and December 31, 2020, respectively	10,295	8,100
Unbilled receivables	3,904	2,973
Prepaid expenses and other current assets	6,684	3,490
Total current assets	274,707	43,913
Property and equipment, net	10,320	6,211
Goodwill	425,677	425,677
Acquired intangible assets, net	91,820	103,520
Other assets	3,518	1,837
Total assets	$806,042	$581,158
Liabilities and stockholders’/ members' equity
Current liabilities:
Accounts payable	$6,849	$3,137
Accrued expenses and other current liabilities	24,682	15,966
Contingent consideration liability	2,867	1,867
Deferred revenue	5,892	4,776
Notes payable to related parties	—	5,900
Total current liabilities	40,290	31,646
Long-term debt, net of issuance costs	—	110,200
Deferred income taxes	4,848	5,471
Contingent consideration liability, net of current portion	—	1,498
Deferred revenue, net of current portion	227	201
Other long-term liabilities	5,533	3,482
Total liabilities	50,898	152,498
Stockholders'/ members' equity:
Class A-1 common shares, no par value, no shares issued and outstanding as of September 30, 2021; 97,209,436 shares issued and outstanding as of December 31, 2020	—	293,286
Class A-2 common shares, no par value, no shares issued and outstanding as of September 30, 2021; 45,262,340 shares issued and outstanding as of December 31, 2020	—	136,559
Class A-3 common shares, no par value, no shares issued and outstanding as of September 30, 2021; 5,010,888 shares issued and outstanding as of December 31, 2020	—	19,956
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized and no shares issued and outstanding as of September 30, 2021, and no shares authorized, issued and outstanding as of December 31, 2020	—	—
Common stock, par value $0.001 per share, 650,000,000 shares authorized and 161,601,915 shares issued and outstanding as of September 30, 2021, and no shares authorized, issued and outstanding as of December 31, 2020	162	—
Additional paid-in capital	784,141	—
Accumulated stockholders'/members’ deficit	(29,159)	(21,141)
Total stockholders’/members' equity	755,144	428,660
Total liabilities and stockholders’/members' equity	$806,042	$581,158

EngageSmart, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(8,018)	$(6,858)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	13,620	12,499
Stock/equity-based compensation expense	7,163	472
Contingent consideration net expense	1,370	—
Deferred income taxes	(623)	(2,918)
Loss on disposal of property and equipment	43	—
Non-cash interest expense, including loss on extinguishment of debt	4,066	2,978
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(3,194)	(580)
Accounts receivable, net	(2,195)	(2,877)
Unbilled receivables	(931)	(2,326)
Other assets	(484)	(202)
Accounts payable	3,622	567
Accrued expenses and other current liabilities	5,475	5,905
Deferred revenue	1,142	648
Other long-term liabilities	(702)	2,679
Net cash provided by operating activities	20,354	9,987
Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	—	(25,518)
Purchases of property and equipment, including costs capitalized for development of internal-use software	(3,190)	(3,903)
Net cash used in investing activities	(3,190)	(29,421)
Cash flows from financing activities:
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions	331,989	—
Proceeds from issuance of common stock to General Atlantic (IC), L.P. in connection with the Corporate Conversion	43,236	—
Payment to settle fractional shares related to Class A-2 shareholders in connection with the Corporate Conversion	(43,236)	—
Proceeds from issuance of long-term debt	—	31,250
Repayment of long-term debt	(114,174)	—
Payment of debt issuance costs	(747)	—
Payment of debt extinguishment costs	(90)	—
Payments of related party notes	(5,900)	—
Payments of contingent consideration	(1,868)	(1,500)
Proceeds from exercise of stock/equity-based options	1,063	3,451
Repurchase and retirement of common shares	(51)	—
Payment of initial public offering costs	(2,912)	—
Net cash provided by financing activities	207,310	33,201
Net increase in cash, cash equivalents and restricted cash	224,474	13,767
Cash, cash equivalents and restricted cash at beginning of period	29,650	6,184
Cash, cash equivalents and restricted cash at end of period	$254,124	$19,951
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$253,824	$19,651
Restricted cash within other assets	300	300
Total cash, cash equivalents, and restricted cash	$254,124	$19,951

EngageSmart, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited, in thousands)

Reconciliation of GAAP Net Loss to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands, except percentages)
Net loss	$(8,292)	$(469)	$(8,018)	$(6,858)
Adjustments:
Benefit for income taxes	(671)	(185)	(623)	(2,918)
Interest expense, net	3,486	2,390	8,086	7,498
Amortization of intangible assets	3,901	3,900	11,701	11,623
Depreciation	933	349	1,919	876
Fair value adjustment of acquired deferred revenue	28	159	122	444
Stock/equity-based compensation	6,603	166	7,163	472
Restructuring charges	(330)	2,434	(241)	2,434
Transaction-related expense	3,014	176	4,246	634
Adjusted EBITDA	$8,672	$8,920	$24,355	$14,205
Adjusted EBITDA Margin	15.6%	22.8%	15.7%	13.9%

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands, except percentages)
Gross profit	$41,256	$29,519	$114,929	$75,173
Gross margin	74.3%	75.6%	74.3%	74.0%
Adjustments:
Fair value adjustment of acquired deferred revenue	28	159	122	444
Amortization of intangible assets	1,539	1,538	4,615	4,595
Stock/equity-based compensation	152	4	160	11
Transaction-related expense	29	33	81	99
Adjusted Gross Profit	$43,004	$31,253	$119,907	$80,322
Adjusted Gross Margin	77.5%	79.8%	77.5%	78.7%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands)
General and administrative expenses	$15,287	$5,726	$31,990	$18,053
Less:
Stock/equity-based compensation	(5,738)	(133)	(6,192)	(384)
Transaction-related expense	(1,212)	(143)	(2,163)	(535)
Non-GAAP general and administrative expenses	$8,337	$5,450	$23,635	$17,134

Selling and marketing expenses	$19,096	$11,947	$51,224	$34,868
Less:
Stock/equity-based compensation	(506)	(20)	(569)	(60)
Transaction-related expense	(603)	—	(603)	—
Non-GAAP selling and marketing expenses	$17,987	$11,927	$50,052	$34,808

Research and development	$9,132	$5,284	$23,947	$15,065
Less:
Stock/equity-based compensation	(207)	(9)	(242)	(17)
Transaction-related expense	(13)	—	(30)	—
Non-GAAP research and development expenses	$8,912	$5,275	$23,675	$15,048